FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 25049


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
                   the Securities Act of 1934

Date of Report (Date of earliest event reported): September 28, 2000
                                                 (September 21, 2000)

                 St. Joseph Light & Power Company
      (Exact name of registrant as specified in its charter)


       Missouri                    1-3576              44-0419850
(State or other jurisdiction  (Commission file       (IRS employer
 of incorporation)             number)                identification
                                                      number)


520 Francis Street,  P.O. Box 998  St. Joseph, Missouri     64502-0998
     (Address of principal executive offices)                Zip Code



Registrant's telephone number, including area code: (816) 233-8888


                            Not applicable
      (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     On September 21, 2000, the Company issued a press release. A copy of the press release is attached as Exhibit 99.1 and is made a part of this filing.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

     (a) -- (b) Not applicable.

     (c)  Exhibits.

     99.1 Text of press release, dated as of September 21, 2000.



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                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 ST. JOSEPH LIGHT & POWER COMPANY



Date:  September 28, 2000          By:   /s/ Gary L. Myers
                                             Gary L. Myers
                                             Vice President,
                                             General Counsel
                                              and Secretary



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                         EXHIBIT INDEX


 Exhibit Number       Description of Exhibit        Sequentially
                                                      Numbered
                                                        Page

99.1             Text of press release, dated as
                 of September 21, 2000.




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